UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2007
JACKSONVILLE BANCORP, INC.
(Exact name of registrant as specified in its charter)
Florida	001-14853	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 North Laura Street, Suite 1000, Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		904-421-3040

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2007, Jacksonville Bancorp, Inc. announced via press release its second quarter 2007 earnings. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release dated as of July 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.
(Registrant)

Date: July 26, 2007	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President
& Chief Financial Officer